UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  BlackRock Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Fundamental Growth Fund, Inc.


SEMI-ANNUAL REPORT
FEBRUARY 28, 2007    (UNAUDITED)


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Fundamental Growth Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Fundamental Growth Fund, Inc.


Portfolio Information as of February 28, 2007


                                               Percent of
Ten Largest Holdings                           Net Assets


General Electric Co.                               3.4%
Cisco Systems, Inc.                                3.3
Google, Inc. Class A                               2.6
Genentech, Inc.                                    2.3
Lockheed Martin Corp.                              2.2
Starbucks Corp.                                    2.2
Coach Inc.                                         2.1
Thermo Fisher Scientific Inc.                      2.1
Procter & Gamble                                   2.1
Exxon Mobil Corp.                                  2.0



                                               Percent of
Five Largest Industries                        Net Assets

Energy Equipment & Services                        9.2%
Capital Markets                                    6.5
Communications Equipment                           6.0
IT Services                                        5.7
Internet Software & Services                       5.3



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            19.9%
Consumer Discretionary                            15.9
Health Care                                        9.6
Financials                                         9.3
Energy                                             9.1
Industrials                                        8.9
Materials & Processing                             4.3
Consumer Staples                                   2.7
Other*                                            20.3

 * Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Thomas E. Burke, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



A Letter to Shareholders


Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:


Total Returns as of February 28, 2007                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    + 8.93%        +11.97%
Small cap U.S. equities (Russell 2000 Index)                                   +10.76         + 9.87
International equities (MSCI Europe, Australasia, Far East Index)              +12.17         +21.07
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 3.66         + 5.54
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 2.89         + 4.96
High yield bonds (Credit Suisse High Yield Index)                              + 8.62         +12.36


If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



A Discussion With Your Fund's Portfolio Manager


Following the summer 2006 market correction, we adjusted the portfolio to account for a more moderate rate of economic growth in the United States and a shift in market leadership.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2007, BlackRock Fundamental Growth Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +2.64%, +2.49%, +2.09%, +2.07% and +2.33%, respectively. For the same period, the benchmark S&P 500 Citigroup Growth Index returned +7.18% and the Lipper Large-Cap Growth Funds category had an average return of +8.33%. The broader U.S. equity market, as measured by the S&P 500 Index, gained 8.93% over the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

During the six-month period, the large cap growth style of investing was challenged as small- and mid-sized companies led the market out of the bottom that had been reached in mid-July 2006. In addition, a general bias toward value investing continued to dominate throughout the period. Concerns about the direction and magnitude of growth in the U.S. economy also significantly influenced market leadership, as a clear defensive tone emerged with renewed investor interest in "mega caps" (that is, the largest companies as measured by market cap) evident across most sectors. This tended to favor market-capitalization-weighted indexes over individual growth stock selection. Furthermore, investor perceptions and definitions of growth and value became increasingly ambiguous against this backdrop. The new year opened with equity markets performing strongly until the end of February, when investor concerns over global risk premiums once again sent global equity markets into a corrective phase.

The Fund's performance for the period was negatively influenced by our conviction that growth stocks were attractive investments, while the market, in general, had become more defensive. Consequently, the Fund's underperformance versus the largely market-weighted benchmark resulted from an under-representation in "mega cap" stocks, in addition to adverse security selection. In particular, we saw poor performance among portfolio holdings in the consumer discretionary, health care and information technology (IT) sectors. Conversely, stock selection in the materials and financials sectors was modestly favorable, as were the Fund's underweight positions in consumer staples and health care. The Fund's relative performance improved measurably by the end of the period (specifically, year-to-date through February), as our positioning gained investor acceptance.

Individual Fund holdings that detracted from performance during the six-month period included Medco Health Solutions, Inc., CVS Corp., WellPoint, Inc., Motorola, Inc. and Corning, Inc. At the same time, several names were notably additive to performance, including Cognizant Technology Solutions, Infosys Technologies Ltd., Nike, Inc., Pall Corp. and Nalco Holding Co. Avoidance of Pfizer, Inc. and Johnson & Johnson aided relative performance, while lack of exposure to Microsoft Corp. detracted.


What changes were made to the portfolio during the period?

We made strides in repositioning the portfolio after the mid-2006 market correction to adjust to a more moderate rate of economic growth in the United States and shifts in sector leadership. To that end, we reduced our overweight position in energy to a slight underweight, while increasing our position in IT from an underweight to a modest overweight. We also trimmed the portfolio's overweighting in industrials and exited the managed-care industry, thereby reducing overall exposure to the health care sector. Finally, we increased the Fund's positions in the consumer discretionary and financials sectors, particularly in retail and capital markets-related companies, respectively.

In terms of individual stocks, significant additions included Coach Inc., Thermo Fisher Scientific, Inc., Target Corp., EMC Corp., Goldman Sachs Group, Inc., American International Group, Inc., Oracle Corp. and Comcast Corp. Significant sales or reductions included WellPoint, Altria Group, Inc., Exxon Mobil Corp. (which we sold and repurchased within the period), Bank of America Corp., Medco Health Solutions, CVS, Procter & Gamble, Valero Energy Corp., Alcon, Inc., GlaxoSmithKline Plc and Amgen Inc.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



How would you characterize the Fund's position at the close of the period?

U.S. economic growth (that is, gross domestic product growth) has slowed to a slightly below-trend rate of expansion (in the area of 2% - 3%). We view this as a typical mid-cycle slowdown and do not expect a recession to unfold. In fact, we suspect there is upside risk to accelerating economic growth in the United States by year-end 2007. At this time, it appears as if inflationary expectations have been well-contained via adequate Federal Reserve Board policy initiatives. While most other global economies, particularly those in Europe and Asia, continue to experience strong rates of growth, we are reviewing portfolio positioning in light of apparent changes recently (late February) in market risk parameters. Although this mid-cycle slowdown may challenge broader market (S&P 500 Index) earnings growth over the near term, we believe it should provide an attractive investment environment for select growth stocks going forward.

At the end of the period, the portfolio was overweight relative to its benchmark in the consumer discretionary, IT and materials sectors, and had significant underweights in consumer staples and health care.


Thomas E. Burke, CFA
Vice President and Portfolio Manager


Dominic Vignola
Associate Portfolio Manager


March 12, 2007


We are pleased to announce that Dominic Vignola has joined the portfolio management team as the Fund's Associate Portfolio Manager. Mr. Vignola is a Vice President of and portfolio manager with BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Vice President of Merrill Lynch Investment Managers (MLIM) and a member of MLIM's Global Technology management team from 2000 to 2006. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur an initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results were those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance only and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                           6-Month          12-Month         10-Year
As of February 28, 2007                                  Total Return     Total Return     Total Return
Institutional Shares*                                        +2.64%          + 2.21%         + 91.29%
Investor A Shares*                                           +2.49           + 1.95          + 86.38
Investor B Shares*                                           +2.09           + 1.15          + 75.15
Investor C Shares*                                           +2.07           + 1.14          + 72.30
Class R Shares*                                              +2.33           + 1.69          + 83.15
S&P 500 (R) Index**                                          +8.93           +11.97          +108.64
S&P 500 Citigroup Growth Index***                            +7.18           + 7.93          + 74.08

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30%
    of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity
    "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P 500 Citigroup Growth Index++++++ and S&P 500 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,678.00
February 1999                           $17,553.00
February 2000                           $25,256.00
February 2001                           $19,977.00
February 2002                           $16,628.00
February 2003                           $11,896.00
February 2004                           $16,113.00
February 2005                           $16,666.00
February 2006                           $18,714.00
February 2007                           $19,129.00


Investor A Shares*++

Date                                      Value

February 1997                           $ 9,475.00
February 1998                           $12,918.00
February 1999                           $16,538.00
February 2000                           $23,731.00
February 2001                           $18,719.00
February 2002                           $15,543.00
February 2003                           $11,092.00
February 2004                           $14,991.00
February 2005                           $15,462.00
February 2006                           $17,323.00
February 2007                           $17,660.00


Investor B Shares*++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,528.00
February 1999                           $17,189.00
February 2000                           $24,469.00
February 2001                           $19,161.00
February 2002                           $15,785.00
February 2003                           $11,176.00
February 2004                           $14,983.00
February 2005                           $15,335.00
February 2006                           $17,180.00
February 2007                           $17,515.00


Investor C Shares*++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,524.00
February 1999                           $17,190.00
February 2000                           $24,471.00
February 2001                           $19,151.00
February 2002                           $15,786.00
February 2003                           $11,166.00
February 2004                           $14,978.00
February 2005                           $15,328.00
February 2006                           $17,035.00
February 2007                           $17,230.00


Class R Shares*++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,610.00
February 1999                           $17,379.00
February 2000                           $24,882.00
February 2001                           $19,582.00
February 2002                           $16,218.00
February 2003                           $11,570.00
February 2004                           $15,663.00
February 2005                           $16,117.00
February 2006                           $18,010.00
February 2007                           $18,315.00


S&P 500 Citigroup Growth Index++++++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,853.00
February 1999                           $17,789.00
February 2000                           $22,587.00
February 2001                           $17,403.00
February 2002                           $14,871.00
February 2003                           $11,191.00
February 2004                           $15,050.00
February 2005                           $15,380.00
February 2006                           $16,128.00
February 2007                           $17,408.00


S&P 500 Index++++

Date                                      Value

February 1997                           $10,000.00
February 1998                           $13,500.00
February 1999                           $16,165.00
February 2000                           $18,061.00
February 2001                           $16,580.00
February 2002                           $15,003.00
February 2003                           $11,600.00
February 2004                           $16,068.00
February 2005                           $17,190.00
February 2006                           $18,633.00
February 2007                           $20,864.00


     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

    ++ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

       Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return

Institutional Shares

One Year Ended 2/28/07                                       +2.21%
Five Years Ended 2/28/07                                     +2.84
Ten Years Ended 2/28/07                                      +6.70



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 2/28/07                     +1.95%            -3.41%
Five Years Ended 2/28/07                   +2.59             +1.49
Ten Years Ended 2/28/07                    +6.42             +5.85



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Investor B Shares++

One Year Ended 2/28/07                     +1.15%            -3.35%
Five Years Ended 2/28/07                   +1.78             +1.41
Ten Years Ended 2/28/07                    +5.76             +5.76



                                      Return Without     Return With
                                           CDSC           CDSC++++++
Investor C Shares++++

One Year Ended 2/28/07                     +1.14%            +0.14%
Five Years Ended 2/28/07                   +1.77             +1.77
Ten Years Ended 2/28/07                    +5.59             +5.59



                                                            Return
Class R Shares

One Year Ended 2/28/07                                       +1.69%
Five Years Ended 2/28/07                                     +2.46
Ten Years Ended 2/28/07                                      +6.24


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2006 and held through February 28, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    September 1, 2006
                                                             September 1,       February 28,     to February 28,
                                                                 2006               2007               2007
Actual

Institutional                                                   $1,000           $1,026.40            $4.42
Investor A                                                      $1,000           $1,024.90            $5.67
Investor B                                                      $1,000           $1,020.90            $9.47
Investor C                                                      $1,000           $1,020.70            $9.52
Class R                                                         $1,000           $1,023.30            $6.97

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.44            $4.41
Investor A                                                      $1,000           $1,019.20            $5.66
Investor B                                                      $1,000           $1,015.43            $9.44
Investor C                                                      $1,000           $1,015.38            $9.49
Class R                                                         $1,000           $1,017.91            $6.95


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for
   Institutional, 1.13% for Investor A, 1.89% for Investor B, 1.90% for Investor C and 1.39% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Schedule of Investments as of February 28, 2007 (Unaudited)


                                                       Shares
Industry        Common Stocks                            Held          Value

Aerospace & Defense--3.7%

                Lockheed Martin Corp.               1,004,700    $   97,737,216
                United Technologies Corp.           1,028,800        67,520,144
                                                                 --------------
                                                                    165,257,360

Beverages--1.3%

                PepsiCo, Inc.                         936,900        59,165,235

Biotechnology--3.3%

                Genentech, Inc. (c)(e)              1,227,000       103,521,990
                Gilead Sciences, Inc. (c)             656,900        47,007,764
                                                                 --------------
                                                                    150,529,754

Capital Markets--6.5%

                The Charles Schwab Corp.            4,211,100        77,821,128
                Fortress Investment Group LLC         277,100         8,368,420
                Franklin Resources, Inc.              565,000        66,325,350
                Goldman Sachs Group, Inc. (e)         359,600        72,495,360
                State Street Corp. (e)              1,007,700        66,014,427
                                                                 --------------
                                                                    291,024,685

Chemicals--4.7%

                Air Products & Chemicals, Inc.        812,300        60,776,286
                Monsanto Co.                        1,037,000        54,639,530
                Nalco Holding Co.                   1,488,000        35,563,200
                Praxair, Inc. (e)                     961,800        59,333,442
                                                                 --------------
                                                                    210,312,458

Communications Equipment--6.0%

                Cisco Systems, Inc. (c)             5,702,200       147,915,068
                Corning, Inc. (c)(e)                2,238,600        46,182,318
                QUALCOMM, Inc.                      1,858,200        74,848,296
                                                                 --------------
                                                                    268,945,682

Computers & Peripherals--3.4%

                Apple Computer, Inc. (c)              249,100        21,076,351
                EMC Corp. (c)                       5,966,100        83,227,095
                Seagate Technology (e)                927,100        24,938,990
                Western Digital Corp. (c)           1,151,900        22,081,923
                                                                 --------------
                                                                    151,324,359

Construction & Engineering--1.2%

                Fluor Corp. (e)                       338,400        28,584,648
                Jacobs Engineering Group, Inc. (c)    271,200        24,500,208
                                                                 --------------
                                                                     53,084,856

Diversified Financial Services--3.5%

                Chicago Mercantile Exchange
                  Holdings, Inc. (e)                   97,600        52,619,088
                Citigroup, Inc.                       953,200        48,041,280
                JPMorgan Chase & Co.                1,145,000        56,563,000
                                                                 --------------
                                                                    157,223,368

Electrical Equipment--1.6%

                Emerson Electric Co.                1,677,200        72,270,548

Energy Equipment & Services--9.2%

                Baker Hughes, Inc. (e)                659,300        42,927,023
                Cameron International Corp. (c)(e)    427,300        24,223,637
                FMC Technologies, Inc. (c)(e)         394,500        25,950,210
                Grant Prideco, Inc. (c)             1,087,900        47,225,739
                Halliburton Co. (e)                 1,516,500        46,829,520



                                                       Shares
Industry        Common Stocks                            Held          Value

Energy Equipment & Services (concluded)

                National Oilwell Varco,
                  Inc. (c)(e)                         872,000    $   60,726,080
                Schlumberger Ltd. (e)               1,167,600        73,325,280
                Transocean, Inc. (c)                  616,300        47,257,884
                Weatherford International
                  Ltd. (c)(e)                       1,082,400        43,458,360
                                                                 --------------
                                                                    411,923,733

Health Care Equipment & Supplies--2.6%

                Alcon, Inc. (e)                       533,200        66,447,384
                Intuitive Surgical, Inc. (c)(e)       240,900        26,763,990
                Varian Medical Systems,
                  Inc. (c)(e)                         488,700        22,455,765
                                                                 --------------
                                                                    115,667,139

Health Care Providers & Services--0.6%

                Laboratory Corp. of America
                  Holdings (c)                        365,500        29,148,625

Hotels, Restaurants & Leisure--5.1%

                International Game Technology         987,900        40,750,875
                McDonald's Corp.                    1,065,700        46,592,404
                Starbucks Corp. (c)(e)              3,136,100        96,905,490
                Yum! Brands, Inc.                     791,700        45,871,098
                                                                 --------------
                                                                    230,119,867

Household Products--2.1%

                The Procter & Gamble Co.            1,455,700        92,422,393

IT Services--5.7%

                Cognizant Technology
                  Solutions (c)(e)                    822,600        74,198,520
                Infosys Technologies Ltd.           1,307,500        61,461,107
                Paychex, Inc. (e)                   1,461,900        59,396,997
                Satyam Computer Services Ltd.       2,562,600        24,032,947
                Tata Consultancy Services Ltd.      1,382,200        37,238,080
                                                                 --------------
                                                                    256,327,651

Industrial Conglomerates--4.4%

                General Electric Co. (e)            4,400,000       153,648,000
                Textron, Inc.                         488,900        45,120,581
                                                                 --------------
                                                                    198,768,581

Insurance--1.5%

                American International Group,
                  Inc.                              1,006,900        67,562,990

Internet Software & Services--5.3%

                Akamai Technologies, Inc. (c)(e)    1,178,400        60,770,088
                Google, Inc. Class A (c)              259,300       116,542,385
                Yahoo! Inc. (c)(e)                  1,910,900        58,970,374
                                                                 --------------
                                                                    236,282,847

Life Sciences Tools & Services--2.7%

                Covance, Inc. (c)(e)                  424,500        26,174,670
                Thermo Fisher Scientific,
                  Inc. (c)                          2,100,700        95,098,689
                                                                 --------------
                                                                    121,273,359

Media--3.3%

                Comcast Corp. Class A (c)(e)        2,584,350        66,469,482
                Walt Disney Co. (e)                 2,401,200        82,265,112
                                                                 --------------
                                                                    148,734,594

Metals & Mining--0.6%

                Allegheny Technologies, Inc.          253,300        25,950,585



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Schedule of Investments (concluded)


                                                       Shares
Industry        Common Stocks                            Held          Value

Multiline Retail--5.1%

                JC Penney Co., Inc.                   556,900    $   45,170,159
                Kohl's Corp. (c)                      698,000        48,155,020
                Nordstrom, Inc. (e)                   984,300        52,256,487
                Target Corp. (e)                    1,397,500        85,988,175
                                                                 --------------
                                                                    231,569,841

Oil, Gas & Consumable Fuels--2.0%

                Exxon Mobil Corp.                   1,259,200        90,259,456

Pharmaceuticals--2.5%

                Novartis AG (a)                       417,800        23,158,654
                Novartis AG Registered Shares         794,500        44,096,049
                Roche Holding AG                      263,500        46,889,613
                                                                 --------------
                                                                    114,144,316

Software--4.1%

                Activision, Inc. (c)                1,441,700        24,105,224
                Adobe Systems, Inc. (c)(e)          1,159,300        45,502,525
                Electronic Arts, Inc. (c)(e)          964,400        48,625,048
                Oracle Corp. (c)                    4,082,300        67,072,189
                                                                 --------------
                                                                    185,304,986

Specialty Retail--2.4%

                Best Buy Co., Inc. (e)              1,044,500        48,537,915
                Staples, Inc.                       2,358,100        61,357,762
                                                                 --------------
                                                                    109,895,677



                                                       Shares
Industry        Common Stocks                            Held          Value

Textiles, Apparel & Luxury Goods--3.6%

                Coach Inc. (c)(e)                   2,034,600    $   96,033,120
                Nike, Inc. Class B (e)                615,500        64,301,285
                                                                 --------------
                                                                    160,334,405

                Total Common Stocks
                (Cost--$3,815,405,541)--98.0%                     4,404,829,350



    Beneficial
      Interest  Short-Term Securities

 $ 105,421,203  BlackRock Liquidity Series, LLC
                  Cash Sweep Series, 5.33% (b)(d)                   105,421,203
 1,015,852,000  BlackRock Liquidity Series, LLC
                  Money Market Series, 5.33% (b)(d)(f)            1,015,852,000

                Total Short-Term Securities
                (Cost--$1,121,273,203)--25.0%                     1,121,273,203

Total Investments
(Cost--$4,936,678,744*)--123.0%                                   5,526,102,553
Liabilities in Excess of Other Assets--(23.0%)                  (1,033,688,117)
                                                               ----------------
Net Assets--100.0%                                             $  4,492,414,436
                                                               ================


  * The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:


    Aggregate cost                               $    4,937,753,469
                                                 ==================
    Gross unrealized appreciation                $      655,897,740
    Gross unrealized depreciation                      (67,548,656)
                                                 ------------------
    Net unrealized appreciation                  $      588,349,084
                                                 ==================

(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net             Interest
    Affiliate                                   Activity           Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                    $ (89,478,310)       $3,489,625
    BlackRock Liquidity Series, LLC
       Money Market Series                  $  265,109,300       $  299,202


(c) Non-income producing security.

(d) Represents the current yield as of February 28, 2007.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Statement of Assets and Liabilities

As of February 28, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $1,000,806,781) (identified cost--$3,815,405,541)                                               $  4,404,829,350
       Investments in affiliated securities, at value (identified cost--$1,121,273,203)                             1,121,273,203
       Receivables:
          Capital shares sold                                                                 $      6,690,109
          Dividends                                                                                  3,846,861
          Securities lending                                                                            71,960         10,608,930
                                                                                              ----------------
       Prepaid expenses and other assets                                                                                  165,293
                                                                                                                 ----------------
       Total assets                                                                                                 5,536,876,776
                                                                                                                 ----------------

Liabilities

       Collateral on securities loaned, at value                                                                    1,015,852,000
       Deferred foreign capital gain tax                                                                                9,053,065
       Payables:
          Capital shares redeemed                                                                   13,192,284
          Other affiliates                                                                           2,550,420
          Investment adviser                                                                         2,202,312
          Distributor                                                                                1,612,259         19,557,275
                                                                                              ----------------   ----------------
       Total liabilities                                                                                            1,044,462,340
                                                                                                                 ----------------

Net Assets

       Net assets                                                                                                $  4,492,414,436
                                                                                                                 ================

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                       $      6,322,612
       Investor A Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 8,288,356
       Investor B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                 4,248,134
       Investor C Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                                 4,765,292
       Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                      212,879
       Paid-in capital in excess of par                                                                             5,622,840,673
       Accumulated investment loss--net                                                       $    (4,726,543)
       Accumulated realized capital losses--net                                                (1,729,907,711)
       Unrealized appreciation--net                                                                580,370,744
                                                                                              ----------------
       Total accumulated losses--net                                                                              (1,154,263,510)
                                                                                                                 ----------------
       Net Assets                                                                                                $  4,492,414,436
                                                                                                                 ================

Net Asset Value

       Institutional--Based on net assets of $1,255,431,497 and 63,226,124 shares outstanding                    $          19.86
                                                                                                                 ================
       Investor A--Based on net assets of $1,606,025,507 and 82,883,562 shares outstanding                       $          19.38
                                                                                                                 ================
       Investor B--Based on net assets of $748,597,685 and 42,481,340 shares outstanding                         $          17.62
                                                                                                                 ================
       Investor C--Based on net assets of $844,023,189 and 47,652,923 shares outstanding                         $          17.71
                                                                                                                 ================
       Class R--Based on net assets of $38,336,558 and 2,128,786 shares outstanding                              $          18.01
                                                                                                                 ================

       See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Statement of Operations

For the Six Months Ended February 28, 2007 (Unaudited)
Investment Income

       Dividends                                                                                                 $     22,941,752
       Interest from affiliates                                                                                         3,489,625
       Securities lending--net                                                                                            299,202
                                                                                                                 ----------------
       Total income                                                                                                    26,730,579
                                                                                                                 ----------------

Expenses

       Investment advisory fees                                                               $     14,322,201
       Service and distribution fees--Investor C                                                     4,260,124
       Service and distribution fees--Investor B                                                     4,143,495
       Service and distribution fees--Investor A                                                     2,070,957
       Transfer agent fees--Investor A                                                               1,812,074
       Transfer agent fees--Institutional                                                            1,430,180
       Transfer agent fees--Investor C                                                               1,045,525
       Transfer agent fees--Investor B                                                                 975,453
       Accounting services                                                                             343,590
       Custodian fees                                                                                  315,042
       Printing and shareholder reports                                                                100,987
       Service and distribution fees--Class R                                                           90,944
       Directors' fees and expenses                                                                     66,616
       Registration fees                                                                                65,057
       Professional fees                                                                                58,529
       Transfer agent fees--Class R                                                                     40,750
       Pricing fees                                                                                        960
       Other                                                                                            66,959
                                                                                              ----------------
       Total expenses                                                                                                  31,209,443
                                                                                                                 ----------------
       Investment loss--net                                                                                           (4,478,864)
                                                                                                                 ----------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
       Investments--net (including $1,234,448 deferred foreign capital gain tax)                   183,975,477
       Foreign currency transactions--net                                                             (73,765)        183,901,712
                                                                                              ----------------
       Change in unrealized appreciation/depreciation on:
       Investments--net (including $6,530,038 deferred foreign capital gain tax)                  (64,868,622)
       Foreign currency transactions--net                                                               74,650       (64,793,972)
                                                                                              ----------------   ----------------
       Total realized and unrealized gain--net                                                                        119,107,740
                                                                                                                 ----------------
       Net Increase in Net Assets Resulting from Operations                                                      $    114,628,876
                                                                                                                 ================

       See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                              February 28, 2007     August 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income (loss)--net                                                          $    (4,478,864)   $        746,809
       Realized gain--net                                                                          183,901,712        383,321,947
       Change in unrealized appreciation/depreciation--net                                        (64,793,972)       (43,394,865)
                                                                                              ----------------   ----------------
       Net increase in net assets resulting from operations                                        114,628,876        340,673,891
                                                                                              ----------------   ----------------

Dividends to Shareholders

       Investment income--net:
          Institutional                                                                                     --       (13,212,756)
          Investor A                                                                                        --       (11,376,016)
          Investor C                                                                                        --          (221,265)
          Class R                                                                                           --          (129,656)
                                                                                              ----------------   ----------------
       Net decrease in net assets resulting from dividends to shareholders                                  --       (24,939,693)
                                                                                              ----------------   ----------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (340,012,243)      (753,849,258)
                                                                                              ----------------   ----------------

Net Assets

       Total decrease in net assets                                                              (225,383,367)      (438,115,060)
       Beginning of period                                                                       4,717,797,803      5,155,912,863
                                                                                              ----------------   ----------------
       End of period*                                                                         $  4,492,414,436   $  4,717,797,803
                                                                                              ================   ================
          * Accumulated (distributions in excess of) investment income (loss)--net            $    (4,726,543)   $      (247,679)
                                                                                              ================   ================

            See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Financial Highlights

                                                                                   Institutional

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information          February 28, 2007                   For the Year Ended August 31,
provided in the financial statements.          (Unaudited)       2006           2005         2004           2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     19.35   $     18.22   $     15.61   $     15.16   $     13.84   $     17.46
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net**                         .03           .09           .17         (.02)         (.01)         (.02)
Realized and unrealized gain (loss)--net                .48          1.21          2.44           .47          1.33        (3.60)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .51          1.30          2.61           .45          1.32        (3.62)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.17)            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     19.86   $     19.35   $     18.22   $     15.61   $     15.16   $     13.84
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return

Based on net asset value per share                2.64%++++       7.22%++        16.72%         2.97%         9.54%      (20.73%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                              .88%*          .87%          .91%          .91%          .93%          .94%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                         .27%*          .49%          .96%        (.13%)        (.04%)        (.09%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $ 1,255,431   $ 1,315,683   $ 1,508,098   $ 1,396,668   $ 1,284,423   $ 1,170,884
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   49.75%        60.14%        87.68%        78.23%       108.34%        92.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

   ++++ Aggregate total investment return.


See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor A

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information          February 28, 2007                   For the Year Ended August 31,
provided in the financial statements.          (Unaudited)       2006           2005         2004           2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     18.91   $     17.80   $     15.29   $     14.89   $     13.63   $     17.23
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net***                      --+++           .05           .12         (.06)         (.04)         (.05)
Realized and unrealized gain (loss)--net                .47          1.18          2.39           .46          1.30        (3.55)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .47          1.23          2.51           .40          1.26        (3.60)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.12)            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     19.38   $     18.91   $     17.80   $     15.29   $     14.89   $     13.63
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                2.49%++++       7.00%++        16.42%         2.69%         9.24%      (20.89%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                             1.13%*         1.12%         1.16%         1.16%         1.18%         1.18%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                         .02%*          .24%          .71%        (.38%)        (.29%)        (.33%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $ 1,606,026   $ 1,635,443   $ 1,651,135   $ 1,587,995   $ 1,544,751   $ 1,384,765
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   49.75%        60.14%        87.68%        78.23%       108.34%        92.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

   ++++ Aggregate total investment return.

    +++ Amount is less than $.01 per share.

        See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor B

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information          February 28, 2007                   For the Year Ended August 31,
provided in the financial statements.          (Unaudited)       2006           2005         2004           2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     17.26   $     16.26   $     14.07   $     13.81   $     12.74   $     16.24
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.07)         (.09)         (.01)         (.17)         (.13)         (.17)
Realized and unrealized gain (loss)--net                .43          1.09          2.20           .43          1.20        (3.33)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .36          1.00          2.19           .26          1.07        (3.50)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     17.62   $     17.26   $     16.26   $     14.07   $     13.81   $     12.74
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                2.09%++++       6.15%++        15.57%         1.88%         8.40%      (21.55%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                             1.89%*         1.90%         1.94%         1.93%         1.97%         1.96%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                                (.74%)*        (.55%)        (.05%)       (1.16%)       (1.08%)       (1.10%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   748,598   $   896,007   $ 1,193,442   $ 1,445,258   $ 1,685,904   $ 1,802,731
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   49.75%        60.14%        87.68%        78.23%       108.34%        92.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.


    *** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Financial Highlights (continued)

                                                                                     Investor C

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information          February 28, 2007                   For the Year Ended August 31,
provided in the financial statements.          (Unaudited)       2006           2005         2004           2003          2002
Per Share Operating Performance

Net asset value, beginning of period            $     17.35   $     16.35   $     14.15   $     13.89   $     12.82   $     16.34
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment loss--net***                               (.07)         (.09)         (.01)         (.17)         (.14)         (.17)
Realized and unrealized gain (loss)--net                .43          1.09          2.21           .43          1.21        (3.35)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .36          1.00          2.20           .26          1.07        (3.52)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         --+++            --            --            --            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     17.71   $     17.35   $     16.35   $     14.15   $     13.89   $     12.82
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                2.07%++++       6.15%++        15.55%         1.87%         8.35%      (21.54%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                             1.90%*         1.91%         1.95%         1.94%         1.98%         1.97%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment loss--net                                (.76%)*        (.54%)        (.10%)       (1.17%)       (1.09%)       (1.11%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   844,023   $   836,032   $   782,172   $   692,924   $   608,176   $   596,871
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                   49.75%        60.14%        87.68%        78.23%       108.34%        92.35%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

   ++++ Aggregate total investment return.

    +++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


Financial Highlights (concluded)

                                                                                           Class R

                                                              For the Six                                        For the Period
The following per share data and ratios                       Months Ended            For the Year Ended       January 3, 2003++
have been derived from information                         February 28, 2007              August 31,             to August 31,
provided in the financial statements.                         (Unaudited)       2006         2005        2004         2003
Per Share Operating Performance

Net asset value, beginning of period                      $     17.60    $     16.60    $     14.28    $     13.95    $     12.13
                                                          -----------    -----------    -----------    -----------    -----------
Investment income (loss)--net**                                 (.02)        --+++++            .06          (.09)          (.02)
Realized and unrealized gain--net                                 .43           1.10           2.26            .42           1.84
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                  .41           1.10           2.32            .33           1.82
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net                         --          (.10)             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                            $     18.01    $     17.60    $     16.60    $     14.28    $     13.95
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return

Based on net asset value per share                           2.33%+++      6.70%++++         16.25%          2.37%      15.00%+++
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                       1.39%*          1.37%          1.41%          1.41%         1.42%*
                                                          ===========    ===========    ===========    ===========    ===========
Investment income (loss)--net                                 (.24%)*    --%++++++++           .39%         (.60%)        (.53%)*
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                  $    38,337    $    34,633    $    21,066    $    10,254    $        14
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                             49.75%         60.14%         87.68%         78.23%        108.34%
                                                          ===========    ===========    ===========    ===========    ===========

          * Annualized.

         ** Based on average shares outstanding.

         ++ Commencement of operations.

       ++++ Approximately 1.5% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

        +++ Aggregate total investment return.

      +++++ Amount is less than $.01 per share.

   ++++++++ Amount is less than .01%.

            See Notes to Financial Statements.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:
BlackRock Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(f) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provides shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended February 28, 2007, FAMD, the Funds' sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                       Institutional         Investor A

FAMD                                         $   585          $  28,630
BDI                                               --          $      78
MLPF&S                                       $   585          $ 362,309


For the six months ended February 28, 2007, MLPF&S received contingent deferred sales charges of $145,688 and $28,985 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $186 and $123 relating to transactions in Investor B and Investor C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $1,208 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to February 28, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                       Call Center Fees

Institutional                                                   $ 5,507
Investor A                                                      $22,827
Investor B                                                      $12,186
Investor C                                                      $ 7,384
Class R                                                         $   207



The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2007, the Fund lent securities with a value of $416,006,909 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or its affiliates. For the six months ended February 28, 2007, BIM received $164,460 in securities lending agent fees.

In addition, MLPF&S received $904,022 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2007.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (continued)


For the six months ended February 28, 2007, the Fund reimbursed MLIM and the Manager $7,889 and $39,447, respectively, for certain accounting services.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, PSI, FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2007 were $2,262,182,493 and $2,533,589,474, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $340,012,243 and $753,849,258 for the six months ended February 28, 2007 and the year ended August 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for
the Six Months Ended                                             Dollar
February 28, 2007                             Shares             Amount

Shares sold                                5,389,031    $   107,571,352
Shares redeemed                         (10,144,549)      (202,349,428)
                                     ---------------    ---------------
Net decrease                             (4,755,518)    $  (94,778,076)
                                     ===============    ===============



Institutional Shares for the                                     Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               14,744,236    $   284,460,127
Shares issued to shareholders in
   Reinvestment of dividends                 688,158         12,077,182
                                     ---------------    ---------------
Total issued                              15,432,394        296,537,309
Shares redeemed                         (30,224,344)      (580,764,592)
                                     ---------------    ---------------
Net decrease                            (14,791,950)    $ (284,227,283)
                                     ===============    ===============



Investor A Shares for
the Six Months Ended                                             Dollar
February 28, 2007                             Shares             Amount

Shares sold                                9,306,065    $   180,821,108
Automatic conversion of shares               339,712          6,356,700
                                     ---------------    ---------------
Total issued                               9,645,777        187,177,808
Shares redeemed                         (13,248,455)      (258,359,366)
                                     ---------------    ---------------
Net decrease                             (3,602,678)    $  (71,181,558)
                                     ===============    ===============



Investor A Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               13,955,267    $   262,397,648
Automatic conversion of shares             7,807,568        145,861,375
Shares issued to shareholders in
   reinvestment of dividends                 609,641         10,473,631
                                     ---------------    ---------------
Total issued                              22,372,476        418,732,654
Shares redeemed                         (28,628,662)      (538,229,658)
                                     ---------------    ---------------
Net decrease                             (6,256,186)    $ (119,497,004)
                                     ===============    ===============



Investor B Shares for
the Six Months Ended                                             Dollar
February 28, 2007                             Shares             Amount

Shares sold                                2,744,660    $    48,630,877
                                     ---------------    ---------------
Automatic conversion of shares             (372,259)        (6,356,700)
Shares redeemed                         (11,794,461)      (209,517,677)
                                     ---------------    ---------------
Total redeemed                          (12,166,720)      (215,874,377)
                                     ---------------    ---------------
Net decrease                             (9,422,060)    $ (167,243,500)
                                     ===============    ===============



Investor B Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                                7,628,651    $   131,149,007
                                     ---------------    ---------------
Automatic conversion of shares           (8,521,893)      (145,861,375)
Shares redeemed                         (20,587,617)      (353,872,926)
                                     ---------------    ---------------
Total redeemed                          (29,109,510)      (499,734,301)
                                     ---------------    ---------------
Net decrease                            (21,480,859)    $ (368,585,294)
                                     ===============    ===============



Investor C Shares for
the Six Months Ended                                             Dollar
February 28, 2007                             Shares             Amount

Shares sold                                5,598,216    $    99,858,393
Shares redeemed                          (6,127,254)      (109,584,442)
                                     ---------------    ---------------
Net decrease                               (529,038)    $   (9,726,049)
                                     ===============    ===============



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Notes to Financial Statements (concluded)


Investor C Shares for the                                        Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                               11,895,857    $   205,984,627
Shares issued to shareholders in
   Reinvestment of dividends                  12,464            197,936
                                     ---------------    ---------------
Total issued                              11,908,321        206,182,563
Shares redeemed                         (11,558,786)      (200,032,860)
                                     ---------------    ---------------
Net increase                                 349,535    $     6,149,703
                                     ===============    ===============



Class R Shares for
the Six Months Ended                                             Dollar
February 28, 2007                             Shares             Amount

Shares sold                                  517,959    $     9,400,868
Shares redeemed                            (357,336)        (6,483,928)
                                     ---------------    ---------------
Net increase                                 160,623    $     2,916,940
                                     ===============    ===============



Class R Shares for the                                           Dollar
Year Ended August 31, 2006                    Shares             Amount

Shares sold                                1,183,794    $    20,752,937
Shares issued to share-
  holders in reinvestment
  of dividends                                 8,090            129,598
                                     ---------------    ---------------
Total issued                               1,191,884         20,882,535
Shares redeemed                            (493,107)        (8,571,915)
                                     ---------------    ---------------
Net increase                                 698,777    $    12,310,620
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2007.


6. Capital Loss Carryforward:
On August 31, 2006, the Fund had a net capital loss carryforward of $1,912,734,698, of which $14,506,158 expires in 2009, $529,772,863 expires in
2010, $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007


A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


    * See the prospectus for information on specific limitations on investments in the fund.

   ++ Mixed asset fund.

  +++ Tax-exempt fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.



BLACKROCK FUNDAMENTAL GROWTH FUND, INC.                       FEBRUARY 28, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Fundamental Growth Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: April 23, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: April 23, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Fundamental Growth Fund, Inc.


Date: April 23, 2007